EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Arkanova Energy Corporation. on Form 10-Q for the year quarter March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Reginald Denny, Chief Financial Officer of Arkanova Energy Corporation. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

           (1)           The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2)           The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Arkanova Energy Corporation.

Dated:  May 15, 2008

/s/ Reginald Denny
Reginald Denny, Chief Financial Officer, (Principal Financial
Officer and Principal Accounting Officer)